EXHIBIT 99.8

NEITHER THIS WARRANT NOR THE SECURITIES INTO WHICH THIS WARRANT IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION OR EXCLUSION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.


                      INTEGRATED HEALTHCARE HOLDINGS, INC.
                              COMMON STOCK WARRANT
                              --------------------


                   WARRANT TO PURCHASE SHARES OF COMMON STOCK

     THIS COMMON STOCK WARRANT (this "WARRANT") certifies that, for consideration received, Healthcare Financial Management & Acquisitions, Inc., a Nevada corporation, or its permitted successors or assigns (the "HOLDER" or "HOLDERS," as applicable), is entitled to subscribe for and purchase a minimum of 16,880,484 fully paid and nonassessable shares (as adjusted pursuant to Section 3 hereof, the "SHARES") of the Common Stock (the "COMMON STOCK") of Integrated Healthcare Holdings, Inc., a Nevada corporation, (the "COMPANY") at a price per Share equal to $0.21, which is equal to the per share fair market value of the Common Stock on the Initial Exercise Date (as defined below) determined in accordance with Section 1(d) hereof (as adjusted pursuant to Section 3 hereof, the "EXERCISE PRICE"), subject to the provisions and upon the terms and conditions hereinafter set forth.

     1.   Method of Exercise; Payment.

          (a) Exercise. This Warrant shall be exercisable from and after October 9, 2007 (the "INITIAL EXERCISE DATE") until October 9, 2017 (the "EXPIRATION DATE"). This Warrant shall be exercisable by Holder from time to time for the Shares (as adjusted pursuant to Section 3 hereof).

          (b) Cash Exercise. The purchase rights represented by this Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A duly executed) at the principal office of the Company, and by the payment to the Company, by certified, cashier's or other check acceptable to the Company (or as otherwise provided pursuant to Section 1(c) or 1(e) hereinbelow), of an amount equal to the aggregate Exercise Price of the Shares being purchased.

          (c) Net Issue Exercise. In lieu of exercising this Warrant, the Holder may elect to receive Shares of Common Stock equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Holder a number of Shares computed using the following formula:

           X  =  Y (A-B)
                 -------
                   A

     Where X = the number of the Shares to be issued to the Holder.

           Y = the number of the Shares purchasable under this Warrant.

           A = the fair market value of one Share on the date of election under this Section 1(c).

           B = the Exercise Price (as adjusted to the date of such calculation).

          (d) Fair Market Value. For purposes of this Warrant, the per share fair market value of the Shares shall mean:

               (i) If the Company's Common Stock is publicly traded, the per share fair market value of the Shares shall be the closing price of such Common Stock as quoted on the Nasdaq National Market or the principal exchange on which the Common Stock is listed, or if not so listed then the fair market value shall be the average of the closing bid and asked prices of such Common Stock as published in The Wall Street Journal, in each case for the trading day immediately prior to the date of determination of fair market value; or

               (ii) If the Company's Common Stock is not so publicly traded, the per share fair market value of the Shares shall be determined by either of the foregoing, as elected by Holder in its sole and absolute discretion:
     (A) the mutual agreement of the Company and Holder, or (B) alternatively, a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing selected by the Holder in its sole and absolute discretion (the "APPRAISER").

          (e) Stock Certificates. Promptly upon receipt of a notice to exercise, the Company will take all necessary actions to authorize the issuance of such Common Stock under this Warrant. In the event of any exercise of the rights represented by this Warrant, certificates for the Shares so purchased shall be delivered to the Holder within three (3) business days, or four (4) Trading Days (as defined hereinbelow) if the Company's Common Stock is publicly traded and the notice of exercise is received after 4:30 p.m. Eastern Standard Time on a day in which the Company's Common Stock is publicly traded (each a "TRADING DAY") and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time.

     2. Stock Fully Paid. All of the Shares issuable upon the exercise of the rights represented by this Warrant will, upon issuance and receipt of the Exercise Price therefor, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof (except the Holder's income taxes, if any, that are due and payable with respect to the Shares).

     3. Adjustment to the Number of Shares Issuable and/or the Exercise Price. The number of Shares issuable upon the exercise of this Warrant and the Exercise Price are subject to adjustment from time to time as set forth in this Section
3. Upon each adjustment pursuant to this Section 3, the Holder shall thereafter prior to the Expiration Date be entitled to purchase the adjusted number of Shares of Common Stock at the Exercise Price as adjusted hereby. Subject to the other provisions of this Section 3, the number of Shares of Common Stock issuable upon the exercise of this Warrant shall be automatically adjusted to be the greater of the following: (1) 16,880,484 Shares of Common Stock (as set forth on page 1 of this Warrant), or (2) Shares of Common Stock representing four and ninety five one-hundredths percent (4.95%) of all Common Stock Equivalents (as defined hereinbelow) of the Company on the date of exercise of this Warrant. "COMMON STOCK EQUIVALENTS" shall mean, collectively, (i) all shares of Common Stock issued and outstanding, (ii) shares of Common Stock issued or deemed issued as a dividend or distribution, including on any preferred stock, (iii) shares of Common Stock issued or issuable by reason of a dividend, stock split, split-up or other distribution on shares of Common Stock,
(iv) shares of Common Stock or Convertible Securities issued or issuable upon the exercise of rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities (as defined hereinbelow) (collectively, "OPTIONS") or shares of Common Stock issued or issuable upon the conversion or exchange of any evidences of indebtedness, shares, preferred stock or other securities directly or indirectly convertible into or exchangeable for Common Stock ("CONVERTIBLE SECURITIES"), pursuant to the terms of such Option or Convertible Security, (v) shares of Common Stock or Convertible Securities issued or issuable to third parties upon the exercise of rights, options, warrants or otherwise, including, without limitation, to suppliers, banks, equipment lessors or other financial institutions, or to real property lessors, pursuant to a debt financing, equipment leasing or real property leasing transaction, and (vi) shares of Common Stock issued or issuable to employees or directors of, or consultants to, the Corporation or any of its subsidiaries pursuant to a plan, agreement or arrangement approved by the Board of Directors of the Company.

          (a) If the Company, at any time while this Warrant is outstanding, (i) shall pay a stock dividend payable in shares of its capital stock (whether payable in shares of its Common Stock, preferred stock, or securities convertible into, or exchangeable or exercisable for, Common Stock or of other capital stock of any class), (ii) shall subdivide outstanding shares of Common Stock into a larger number of shares, or (iii) combine outstanding shares of Common Stock into a smaller number of shares, then
     (x) the number of shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be proportionally increased or decreased to reflect such event, and (y) the Exercise Price shall be adjusted to an amount obtained by multiplying the Exercise Price in effect immediately prior to such event by a fraction equal to the number of Shares for which this Warrant is exercisable immediately prior to such event divided by the number of Shares for which this Warrant is exercisable immediately after such event. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date of a subdivision, combination or reclassification.

          (b) If the Company, at any time while any Warrants are outstanding, shall distribute to all holders of Common Stock, or holders of any securities convertible into, or exchangeable or exercisable for Common Stock (and not to the Holder), evidences of its indebtedness, assets or any rights or warrants to subscribe for or purchase any security (excluding those referred to in this Section 3), the number of shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be proportionally increased to reflect such event as determined by the Appraiser. The Company shall promptly provide a statement to the Holder of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

          (c) In case of any reclassification of the Common Stock, any consolidation or merger of the Company with or into another person, the sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then, subject to the terms hereof, the Holder shall have the right thereafter to exercise this Warrant into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange, and the Holder shall be entitled upon such event to receive such amount of securities or property as the shares of the Common Stock into which this Warrant could have been exercised immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange would have been entitled. The terms of any such reclassification, consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this Section 3(c) upon any exercise following such reclassification, consolidation, merger, sale, transfer or share exchange. This provision shall similarly apply to successive reclassification, consolidations, mergers, sales, transfers or share exchanges.

          (d) For purposes of any computation respecting consideration received, the following shall apply:

               (i) in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith; and

               (ii) in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined by the Appraiser, whose determination shall be conclusive.

          (e) For the purposes of this Section 3, the following clauses shall also be applicable:

               (i) Record Date. In case the Company shall promptly take a record of the holders of its Common Stock for the purposes of entitling them (A) to receive a dividend or other distribution payable in Common Stock or in convertible securities, or (B) to subscribe for or purchase Common Stock or securities convertible into, or exchangeable or exercisable for, Common Stock, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

               (ii) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purposes of this Section 3.

     4. Notice of Adjustments. Whenever the number of Shares purchasable hereunder or the Exercise Price thereof shall be adjusted pursuant to Section 3 hereof, the Company shall promptly provide notice to the Holder setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the number and class of Shares which may be purchased and the Exercise Price therefor after giving effect to such adjustment.

     5. Fractional Shares. This Warrant may not be exercised for fractional shares. In lieu of fractional shares the Company shall promptly make a cash payment therefor based upon the per share fair market value of a Share then in effect.

     6. Representations, Warranties and Covenants of the Company.

          (a) The Company represents and warrants to the Holder that all corporate actions on the part of the Company, its officers, directors and stockholders necessary for the sale and issuance of the Shares pursuant hereto and the performance of the Company's obligations hereunder were taken prior to and are effective as of the effective date of this Warrant. The Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Shares upon exercise of the Warrants, a number of shares of Common Stock equal to the maximum number of Shares (as adjusted from time to time pursuant to Section 3 hereof) which may then be deliverable upon the exercise of this Warrant. The Company covenants that all Shares that shall be so issuable and deliverable shall, upon issuance thereof, be duly and validly authorized and issued and fully paid, and nonassessable.

          (b) The Company has made available to the Holder true, correct and complete copies of its articles of incorporation and bylaws, as amended. This Warrant is not inconsistent with the Company's articles of incorporation or bylaws, and does not contravene any law or governmental rule, regulation or order applicable to it, does not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract, agreement or other instrument to which it is a party or by which it is bound, and constitutes the legal, valid and binding agreements of the Company, enforceable in accordance with its terms.

          (c) No consent or approval of, giving of notice to, registration with, or taking of any other action in respect of any state, federal or other governmental authority or agency is required with respect to the execution, delivery and performance by the Company of its obligations under this Warrant, except for the filing of notices pursuant to Regulation D under the Securities Act and any filing required by applicable state securities law, which filings will be effective by the time required thereby.

          (d) All issued and outstanding shares of Common Stock or any other securities of the Company have been duly authorized and validly issued and are fully paid and nonassessable. All outstanding shares of Common Stock and any other securities were issued in full compliance with all federal and state securities laws. No stockholder of the Company has preemptive rights to purchase new issuances of the Company's capital stock.

          (e) The Company is not, pursuant to the terms of any agreement currently in existence, under any obligation to register under the Securities Act any of its presently outstanding securities or any of its securities which may hereafter be issued.

          (f) Assuming that the Holder is an accredited investor (as defined in Rule 501(a) of Regulation D promulgated under the Securities Act (as defined in Section 9 hereof), the issuance of the Shares upon exercise of this Warrant will constitute a transaction exempt from (i) the registration requirements of Section 5 of the Securities Act, in reliance upon Section 4(2) thereof, and (ii) the qualification requirements of the applicable state securities laws.

          (g) At the written request of the Holder, in the event the Holder proposes to sell Shares issuable upon the exercise of this Warrant in compliance with Rule 144 promulgated under the Securities Act by the Securities and Exchange Commission, the Company shall furnish to the Holder, within ten (10) days after receipt of such request, a written statement confirming the Company's compliance with the filing requirements of the Securities and Exchange Commission as set forth in such rule, as such rule may be amended from time to time.

     7. Restrictive Legend. The Shares (unless registered under the Securities
Act) shall be stamped or imprinted with a legend in substantially the following form:

          THESE SHARES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION OR EXCLUSION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

     8. Transfer of Warrant.

          (a) This Warrant may be sold, transferred, assigned or hypothecated, in whole or in part, by the Holder without the consent of the Company; provided, in each case that any transferee or assignee agrees to be bound by the terms of this Warrant, and such transfer or assignment is in compliance with the Securities Act and the securities law of any applicable jurisdiction. The Warrant may be divided or combined, upon request to the Company by the Holder, into one or more new warrants representing the same aggregate number of Shares. For purposes of this Warrant, "CONTROL" of a person shall mean the power, direct or indirect, (x) to vote or direct the voting of 10% or more of the voting equity of such person or (y) to direct or cause the direction of the management and policies of such person whether by ownership or equity, by contract or otherwise, and "PERSON" means an individual or a corporation, association, partnership, limited liability company, joint venture, organization, business, trust or any other entity or organization, including a government or any subdivision or agency thereof. The terms and conditions of this Warrant shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties.

          (b) No opinion of counsel or "no-action" letter shall be necessary for any transfer or assignment by any Holder.

     9. Registration Rights.

          (a) The Company shall file a registration statement under the Securities Act of 1933, as amended and the rules and regulations promulgated thereunder (the "SECURITIES ACT"), covering the resale of all Shares of the Holder as soon as practicable following the Holder's written request to do so, and use its reasonable best efforts to have the registration statement declared effective by the Securities Exchange Commission ("SEC") for distribution thereof by means of an underwriting. The underwriter will be selected by the Company and shall be reasonably acceptable to the Holder. The Holder shall (together with the Company as provided hereinbelow) enter into an underwriting agreement in a customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 9(a), if the underwriter advises the Holder in writing that marketing factors require a limitation of the number of shares to be underwritten, the number of shares of Shares held by the Holder to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of the Shares with respect to the registrations pursuant to this Section for each Holder, including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto and the fees and disbursements of one counsel for the selling Holders selected by them.

          (b) (i) The Company covenants and agrees with the Holder (and any subsequent Holders of this Warrant and/or Shares) that, in the event the Company proposes to file a registration statement under the Securities Act (including, without limitation, relating to an initial public offering of Company Common Stock or shall receive a request for registration on Form S-3 from any stockholder) with respect to any class of security which becomes or which the Company believes will become effective on or after the Initial Exercise Date and on or before the Expiration Date, then the Company shall in each case give prompt written notice of such proposed filing to the Holder (and any subsequent Holders of this Warrant and/or Shares) at least sixty (60) days before the proposed filing date and, by such notice, shall offer to such Holders the opportunity to include in such registration statement such number of Shares as they may request in writing.

               (ii) The Company shall permit, or shall cause the managing underwriter of a proposed offering to permit, the Holders from whom such written requests have been received to include such number of Shares (the "PIGGY-BACK SHARES") in the proposed offering on terms and conditions no less favorable to the Holders as the terms and conditions applicable to securities of the Company included therein or as applicable to securities of any person other than the Company and the Holders of Piggy-back Shares if the securities of any such person are included therein; provided, however, that the Company shall not be required to honor any such request that is received more than sixty (60) days after the proper giving of the Company's notice or after the Expiration Date. Notwithstanding any other provision of this Section 9(b), if the underwriter advises the Holder in writing that marketing factors require a limitation of the number of shares to be underwritten, the number of shares of Shares held by the Holder to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of the Shares with respect to the registrations pursuant to this Section for each Holder, including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto and the fees and disbursements of one counsel for the selling Holders selected by them.

               (iii) The Company shall be obligated pursuant to this Section 9(b) to include in the piggy-back offering Shares that have not yet been purchased by a Holder so long as such Holder submits an undertaking to the Company that such Holder intends to exercise the Warrant for at least the number of Shares to be included in such piggy-back offering prior to the consummation of such piggy-back offering. The Company shall use its reasonable best efforts to register or qualify the Shares for offer or sale under the state securities or Blue Sky laws of such states which the Holders of such Shares shall designate.

               (iv) If the Company decides not to proceed with the piggy-back offering, the Company will have no obligation to proceed with the offering of the Piggy-back Shares.

          (c) (i) To the fullest extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, members, officers, directors and stockholders of each Holder, legal counsel and accountants for each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "EXCHANGE ACT"), against any Violation (as defined hereinbelow) and the Company will pay to each such Holder, underwriter, controlling person or other aforementioned person, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 9(c) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld, delayed or conditioned), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter, controlling person or other aforementioned person. The term "VIOLATION" means losses, claims, damages, or liabilities (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by any other party hereto, of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law.

               (ii) Each Holder of Shares who participates in a registration pursuant to Section 9 shall indemnify and hold harmless the Company, each of its directors, each of its officers who have signed any such registration statement, and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities to which the Company, or any such director, officer or controlling person may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of, or are based upon, any untrue or alleged untrue statement of any material fact contained in any such registration statement, or final prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any such registration statement, or final prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished by such Holder expressly for use in the preparation thereof; and will reimburse any legal or other expenses reasonably incurred by the Company, or any such director, officer or controlling person in connection with investigating or defending against any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subparagraph (ii) shall not apply to amounts paid to any claimant in settlement of any suit or claim unless such payment is first approved by such Holder; and, provided further, that the aggregate amount payable by a Holder pursuant to this Section 9(c)(ii) shall not exceed the net proceeds received by such Holder in the registered offering out of which its obligations pursuant to this Section 9(c)(ii) arise.

     10. Rights of Stockholders. No holder of this Warrant shall be entitled, as a Warrant holder, to vote or receive dividends or be deemed the holder of the Shares or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

     11. Information Rights. The Company shall deliver to the Holder the following (which may be satisfied by the Company's delivery of the Company's public filings, if applicable, to Holder):

          (a) as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company, a balance sheet and income statement as of the last day of such year; a statement of cash flows for such year, such year end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles, and audited and certified by independent public accountants of nationally recognized standing selected by the Company;

          (b) as soon as practicable, but in any event within forty five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited income statement, schedule as to the sources and application of funds for such fiscal quarter, an unaudited balance sheet and a statement of stockholder's equity as of the end of such fiscal quarter; and

          (c) as soon as practicable, but in any event with forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, a statement showing the number of shares of each class and series of capital stock and securities convertible into or exercisable for shares of capital stock outstanding at the end of the period, the number of common shares issuable upon conversion or exercise of any outstanding securities convertible or exercisable for common shares and the exchange ratio or exercise price applicable thereto and number of shares of issued stock options and stock options not yet issued but reserved for issuance, if any, all in sufficient detail as to permit the Holder to calculate its percentage equity ownership in the Company and certified by the Chief Financial Officer or Chief Executive Officer of the Company as being true, complete and correct.

     12. Inspection and Observer Rights. The Company shall permit the Holder to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be reasonably requested by the Holder. The Company shall invite a representative of the Holder to attend all regular meetings of its Board of Directors in a nonvoting observer capacity and, in this respect, shall give such representative copies of all notices, minutes, consents, and other materials that it provides to its directors at the same time and in the same manner as provided to such directors; provided, however, (a) that such representative shall agree to hold in confidence and trust all information so provided, and (b) if in the good faith opinion of the Company's legal counsel, the delivery of such information to the Holder's representative, or the attendance of the Holder's representative at such meeting, would breach the Company's attorney - client privilege with its legal counsel with respect to such information, the Company may withhold such information from the Holder's representative, or exclude the Holder's representative from such meeting of the Company's Board of Directors, as the case may be.

     13. Reports Under Exchange Act. With a view to making available to the Holders the benefits of Rule 144 promulgated by the SEC under the Securities Act ("SEC RULE 144") and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

          (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public so long as the Company is subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

          (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          (c) furnish to any Holder, so long as the Holder holds this Warrants or owns any Shares, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

     14. Expiration of Warrant. This Warrant shall expire and shall no longer be exercisable after 5:00 p.m., Pacific Standard Time, on the Expiration Date.

     15. Notices. All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (a) five (5) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, (c) one business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid or (d) one business day after the business day of facsimile transmission, if delivered by facsimile transmission with copy by first class mail, postage prepaid, and shall be addressed (i) if to the Holder, at the Holder's address as set forth on the register maintained by the Company, and (ii) if to the Company, at the address of its principal corporate offices (Attention: President), which on the date hereof is 1301 N. Tustin Avenue, Santa Ana, California 92705, or at such other address as a party may designate by ten (10) days advance written notice to the other party pursuant to the provisions above.

     16. Warrant Agent.

          (a) The Company shall serve as the initial warrant agent under this Warrant. The Company and the Holder may appoint a new warrant agent as mutually agreed upon by the Company and the Holder.

          (b) Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or stockholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the register maintained by the warrant agent pursuant to this Warrant.

     17. Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the issuance of Shares upon the exercise of the Warrants represented by this Warrant. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring the Warrants represented by this Warrant or receiving the Shares under this Warrant.

     18. Replacement of Warrant. If the certificate evidencing the Warrants is mutilated, lost, stolen or destroyed, the Company shall issue in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant certificate, a new warrant certificate of like tenor, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and bond or other indemnity, if requested, reasonably satisfactory to it. A Holder of a replacement warrant certificate also shall comply with such other reasonable regulations and pay such other reasonable charges attributable to the replacement of a warrant certificate.

     19. Governing Law. This Warrant and all actions arising out of or in connection with this Warrant shall be governed by and construed in accordance with the laws of the State of Nevada.

     Issued this 9th day of October, 2007.

                                     INTEGRATED HEALTHCARE HOLDINGS, INC.,
                                     A NEVADA CORPORATION



                                     By: /s/ Bruce Mogel
                                         ---------------------------------------
                                         Bruce Mogel, Chief Executive Officer



Attachments
-----------

Exhibit A - Notice of Exercise
Exhibit B - Form of Transfer

                                    EXHIBIT A
                                    ---------

                               NOTICE OF EXERCISE
                               ------------------


TO:  INTEGRATED HEALTHCARE HOLDINGS, INC.

     Attention: President

     1. The undersigned hereby elects to purchase __________ shares of the Common Stock of Integrated Healthcare Holdings, Inc. (the "COMPANY") pursuant to the terms of the attached Warrant.

     2. Method of Exercise (Please initial the applicable blank):

          ___ The undersigned elects to exercise the attached Warrant by means of a cash payment, and tenders herewith payment in full for the purchase price of the shares being purchased, together with all applicable transfer taxes, if any.

          ___ The undersigned elects to exercise the attached Warrant by means of the net exercise provisions of Section 1(c) of this Warrant, and accordingly requests delivery of a net of ______ of such securities.

     3. Please issue a certificate or certificates representing said Shares in the name of the undersigned or in such other name as is specified below:


                          ____________________________
                                     (Name)

                          ____________________________

                          ____________________________
                                    (Address)

     4. The undersigned hereby represents and warrants that the aforesaid shares of Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof.

                                                    ____________________________
                                                         (Signature)
                                                    Title:______________________

____________________________
           (Date)

                                    EXHIBIT B
                                    ---------

                                FORM OF TRANSFER
                                ----------------
                  (To be signed only upon transfer of Warrant)

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________________________________________ the right represented by the attached Warrant to purchase ____________ shares of the Common Stock of INTEGRATED HEALTHCARE HOLDINGS, INC. (the "COMPANY"), to which the attached Warrant relates, and appoints ______________ as their true and lawful attorney in fact to transfer such right on the books of the Company, with full power of substitution in the premises.

     Dated: ____________________

                                                (Signature must conform in all
                                                respects to name of Holder as
                                                specified on the face of the
                                                Warrant)

                                                ________________________________

                                                ________________________________
                                                           (Address)

Signed in the presence of:


________________________________